UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest
event reported)                        October 26, 2005
                                 -----------------------------------------------

                         APPLEBEE'S INTERNATIONAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                   000-17962                43-1461763
------------------------------     ----------------     ------------------------
 (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)


   4551 W. 107th Street, Overland Park, Kansas                    66207
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    (Address of principal executive offices)                    (Zip Code)



                                 (913) 967-4000
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              (Registrant's telephone number, including area code)


                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act 17 CFR
     230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange  Act (17 CFR
     240.14a-12)

[  ] Pre-commencement  communications  pursuant   to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement  communications  pursuant  to   Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

     On October 26, 2005, Applebee's International, Inc. (the "Company") issued a press release entitled "Applebee's International Reports Third Quarter 2005 Diluted Net Earnings Per Share of $0.31 Excluding Impairment Charges and Reported Diluted Net Earnings Per Share of $0.28; Increases Annual Dividend 233 Percent to $0.20 Per Share; Announces Additional $175 Million Stock Repurchase Authorization." The release is attached as Exhibit 99.1.


Item 7.01 Regulation FD Disclosure.

     The release also contains the Company's business outlook for the remainder of 2005.


Item 9.01  Financial Statements and Exhibits

     (c)   Exhibits. The following exhibits are filed herewith:

       99.1 Applebee's International Reports Third Quarter 2005 Diluted Net Earnings Per Share of $0.31 Excluding Impairment Charges and Reported Diluted Net Earnings Per Share of $0.28; Increases
               Annual dividend 233 Percent to $0.20 Per Share; Announces Additional $175 Million Stock Repurchase Authorization

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: October 26, 2005

                                   APPLEBEE'S INTERNATIONAL, INC.


                               By:   /s/ Steven K. Lumpkin
                                   -------------------------------
                                   Steven K. Lumpkin
                                   Executive Vice President and
                                   Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number                                   Description
--------     -------------------------------------------------------------------
99.1 Applebee's International Reports Third Quarter 2005 Diluted Net Earnings Per Share of $0.31 Excluding Impairment Charges and Reported Diluted Net Earnings Per Share of $0.28; Increases
               Annual dividend 233 Percent to $0.20 Per Share; Announces Additional $175 Million Stock Repurchase Authorization.